                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8033

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


                        11 S. LASALLE STREET, 2/ND/ FLOOR
                             CHICAGO, ILLINOIS 60603
                             -----------------------
               (Address of principal executive offices) (Zip code)

                                Michael J. Heller
                  Treasurer, Controller and Assistant Secretary
             Security Capital Real Estate Mutual Funds Incorporated
                        11 S. LaSalle Street, 2/nd/ Floor
                             Chicago, Illinois 60603
                             -----------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 345-5800

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

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Item 1. Reports to Stockholders.

[Insert a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).]

                                       1

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                          S E C U R I T Y C A P I T A L

                             [GRAPHIC APPEARS HERE]

                     U . S . R E A L E S T A T E S H A R E S
                         2 0 0 3 A N N U A L R E P O R T

                           [LOGO OF SECURITY CAPITAL]

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S E C U R I T Y  C A P I T A L
U . S .  R E A L  E S T A T E  S H A R E S
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

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T O  O U R  S H A R E H O L D E R S
--------------------------------------------------------------------------------

The combination of low interest rates and clearer signs of economic recovery continue to highlight both income and growth attributes within the real estate stock group capping off a near-record performance year in 2003. The benchmark Wilshire Real Estate Securities Index ("WARESI") generated a total rate of return for 2003 of +37.1%. Returns for the alternative RMS REIT and NAREIT Equity indices were comparable at +36.7% and +37.1%, respectively. By comparison, the S&P 500 and Russell 2000 indices generated returns of +28.7% and +47.3%, respectively, for all of 2003. On a trailing 3-year basis the WARESI has generated an average annual return of +15.8%, outperforming the S&P 500 (-4.0%) and the Russell 2000 (+6.3%).

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return of +35.0% for 2003. On a trailing 3-year and 5-year basis as of December 31, 2003, the Fund has generated average annual total returns of +12.9% and +14.5%, respectively.

Annual Overview

The performance pattern for real estate stocks by property type and by company during 2003 generally reflected crosscurrents evident in both the broader stock and bond markets. Investors continue to aggressively seek current income while also showing a growing tolerance for risk, selectively targeting investments positioned for growth in an economic recovery. With the improving pattern of economic news as the year progressed, investor sentiment appeared to tilt further in favor of risk-taking. At the same time, there was a remarkable evenness to performance by property type in 2003, with returns almost universally strong and more closely clustered despite significant differences in fundamentals and outlook.

The standout performers by property type in 2003 were the retail companies, with mall companies in particular generating a total return of +52.5% for the year. For mall companies, performance continues to reflect a near-perfect combination of operating and financial conditions. Operating trends at the property level in terms of occupancies and rents continue to show strength driven by healthy consumer spending patterns as well as a highly favorable, cost-driven margin environment for retailers. In addition, the public mall companies have aggressively pursued external growth initiatives, taking advantage of significant scale economies in mall leasing and operations and historically low cost capital

                                                                               1

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                        2003 Performance by Property Type
                              Total Rate of Return
[CHART APPEARS HERE]                                  WARESI TRR = 37.1%

Healthcare        54.1%
Malls             52.5%
Shopping Centers  40.8%
Storage           38.2%
Office            36.4%
Hotels            35.4%
Industrial        32.8%
Multifamily       25.6%

Source: SC-R&M, Wilshire, except Healthcare (Bloomberg REIT Index)

to grow their portfolios through acquisitions. Since the beginning of 2002, we have observed $19.3 billion of mall-related transactions, mostly by the public mall companies at a time when abundant private investment capital in most other property types has crowded out investment programs by public real estate companies.

Also part of the retail group, local shopping center companies generated returns of +40.8% in 2003. Investors have been drawn to the stability inherent in local, needs-based retail and investors were impressed in 2003 with the ease and efficiency of the group in working through Kmart exposures. Importantly, investors are closely monitoring the competitive situation between the traditional grocers that anchor many of these properties, and the rapid expansion of Wal-Mart and Costco into the grocery segment.

Although not part of the WARESI, the healthcare REITs as a group performed strongly during 2003, boosting the RMS and NAREIT indices with a +54.1% return for the year. The emergence from bankruptcy and stabilization of many of the underlying healthcare facility operators in conjunction with more aggressive acquisition programs were key catalysts for the stocks of these companies in 2003.

While still generating attractive total returns, the multifamily companies as a group were the underperformers during 2003 with a total return for the year of +25.6%. Multifamily operating fundamentals continue to be weak, the combination of a depressed job market, low mortgage rates driving demand for single-family homes and continued new construction. However, the multiple missteps of large-cap Apartment Investment and Management Company (AIV) were a significant factor during 2003. Already a complex business model, the company shook investor confidence with the emergence of a number

2

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of operating and financial issues in 2003 culminating in significant downward earnings guidance and a 26.8% dividend cut. AIV generated a +0.2% return for all of 2003, including a -10.8% return in the fourth quarter.

Notwithstanding a weak first quarter 2003 return of -14.4% during the run-up to the Iraq War, the lodging companies were able to generate an impressive total return of +35.4% for the full year. Lodging company operations continue to be pressured by a depressed and intensely competitive travel environment, but the stocks benefited as 2003 progressed from a general easing of downside concerns regarding the Iraq conflict and a refocus by investors on the prospects for a U.S. economic recovery. Operating indicators for lodging companies are still mixed, but the emerging pattern is more positive and investors are anticipating strong performance gains over the next several years through a combination of improving travel patterns from the more profitable business traveler and low levels of new hotel construction.

With arguably some of the most challenging operating conditions in many markets, the resilient performance of the office companies as a group during 2003 was impressive. The office companies generated a total return of +36.4% in 2003, in our view reflecting stability inherent in longer lease terms for office properties and clear signs of a market bottom as the year progressed.

The level of new equity issuance stepped up significantly during the second half of 2003 bringing the full year total for new common equity to $7.8 billion. While far short of 1997's $26.0 billion record, this is the highest annual level of new common issuance since 1998 and reflects stepped up activity for IPOs as well as follow-on activity for existing companies. Follow-on equity offerings appeared to generate little pressure on a company's stock price, for the most part affecting only those companies viewed by investors as opportunity-constrained in their deployment of new capital--companies already well capitalized and unable to acquire assets accretively. In this context, the multifamily and shopping center companies were most impacted while the lodging companies were viewed as offering greater value-added opportunities for deploying new capital. Total equity issuance for 2003, including both common and preferreds, totaled $13.1 billion compared to $7.7 billion in both 2002 and 2001.

                                                                               3

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Fund Performance

SC-US Real Estate Shares generated strong results for 2003 with a total return after fees of +35.0%. This compares to the WARESI benchmark return of +37.1% for the full year, reflecting a shortfall versus the benchmark of 205 basis points.

Strong stock selection among the office companies and a significant overweight stance in the top-performing mall stocks were key positive performance factors for the portfolio versus the benchmark in 2003. This was offset by weaker performance among the portfolio's lodging investments, notably Fairmont Hotels & Resorts (FHR, +15.6%), as well as an overweight stance in select multifamily stocks. In addition, although cash is managed to a minimum, cash was also a factor contributing to benchmark-relative underperformance during 2003, with a frictional 2%+/- cash position swinging the portfolio results by approximately 100 basis points during a period of rapidly rising stock prices.

Returns for SC-US Real Estate Shares for the trailing 3-, 5- and 7-year since-inception periods were +12.9%, +14.5% and +12.2%, respectively, reflecting benchmark-relative performance of -291 basis points for the 3-year period, inline with the benchmark for the 5-year period and +164 basis points for the since-inception period.

Perspective and Outlook

With near record returns, investors in 2003 looked through a challenging real estate operating climate and past a recovering equity market, to strongly embrace compelling investment attributes of the real estate asset class--strong current cash flow with the potential to hold or increase value in a reflation scenario for the U.S. economy--a sort of TIPS on steroids.

But this is increasingly a love-hate relationship. As we move into 2004, in the context of four years of outperforming the broader equity market, investors are wary and increasingly prone to view the REIT market with a degree of skepticism. There is a keen focus on the question of valuation with intense scrutiny of REIT pricing metrics in terms of NAV discounts/premiums, earnings multiples and cash flow yield spreads. This focus on short-term pricing is not misplaced and we add our caution that investing in REITs today is not a

4

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riskless proposition, particularly if employing an indiscriminate index strategy with a short-term investment horizon. At the same time, the case for widespread overvaluation a'la 1997 just does not appear to be supported by the data, and we can identify a number of factors that should be favorable or stabilizing influences on REIT pricing, particularly for long-term investors.

First and foremost, real estate operating statistics emerging during the fourth quarter suggests that real estate markets have bottomed and are beginning the process of recovery in the face of a rebounding economy. While supply/demand challenges persist for key property types, there is now greater visibility to rising rents and higher occupancy levels that lie ahead. Strong property operations are the backbone of cash flow and long-term value creation for real estate companies and an improving outlook is a clear positive for many stocks in the group, particularly the more cyclically sensitive underperformers.

In addition, we take comfort in the realistic attitudes and expectations of investors buying real estate stocks today. Institutional asset allocators or income-seeking retirees expect from real estate investments what real estate is typically best able to deliver--a dependable source of current income and the ability, unlike bonds, to generate modest growth over time in an expanding economy with a hedge against inflation. Unrealistic investor expectations have been a defining factor in earlier periods when REIT pricing became inflated and later suffered.

Finally, we see no easing in the demand for real estate assets and portfolios in the multi-trillion dollar private-direct market. Assets continue to trade at high volumes with aggressive buying by U.S. tax-exempt institutions, offshore investors, high net worth individuals and private REITs. Reflecting this liquidity, pricing for quality assets continues to surprise on the upside in terms of both cap rates and price-per-square foot or per-unit metrics.

At the end of the day, real estate stocks are not a homogeneous group, and we believe investors can expect to see a dispersed pattern of performance moving forward, with absolute winners and losers under a broad range of economic scenarios. We are excited about the prospects for multifamily companies in a recovering economy, for example. The combination of a less robust single family housing market likely associated with rising interest rates and the potential for renewed job growth should be a boon for this group of

                                                                               5

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three-year underperformers. By contrast, we are less enthusiastic about office companies where performance has been buoyed by stable current income levels associated with longer-term bond-like leases. Across all property types, we see a highly select group of public real estate companies with high-quality portfolios that are materially undervalued in the context of the current, private-market appetite and pricing for assets.

Ironically, a pullback in private investment capital likely to accompany an increase in interest rates--the falling NAV scenario feared by some--would eventually be a positive for many public real estate companies, since balance sheets are strong and many have been "crowded out" of property capital markets by more aggressive, leveraged private capital.

Successful investing in this environment requires the resources to analyze and fully understand the underlying real estate markets, cash flow growth opportunities and risk under alternative macroeconomic scenarios. It also requires patience and conviction to move against the market's momentum still so keenly focused on short-term earnings targets. These qualities are fundamental to our investment approach and we believe will enable us to produce compelling investment returns under a broad range of economic scenarios.

We thank you for your continued support.

Sincerely,


/s/ Anthony R. Manno Jr.                  /s/ Kenneth D. Statz
Anthony R. Manno Jr.                      Kenneth D. Statz
President                                 Managing Director

6

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F U N D  P E R F O R M A N C E
--------------------------------------------------------------------------------

SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS
Average Annual Total Returns
Period Ended December 31, 2003

                           --------------------------------------------------------------
                                                                       Since Inception
                            One-Year    Three-Year    Five-Year    (12/20/96-12/31/03)/3/
-----------------------------------------------------------------------------------------
SC-US Real Estate Shares        35.01%       12.89%        14.47%                   12.21%
-----------------------------------------------------------------------------------------
Wilshire Real Estate
Securities Index/1/             37.06%       15.80%        14.47%                   10.57%
-----------------------------------------------------------------------------------------
NAREIT Equity Index/2/          37.14%       17.48%        14.34%                   10.50%
-----------------------------------------------------------------------------------------

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate; and (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate. (3) The effective date of the Fund's registration with the Securities and Exchange Commission is April 23, 1997.

GROWTH OF A $10,000 INVESTMENT
Period from December 20, 1996 to December 31, 2003

[CHART APPEARS HERE]

    CUMULATIVE VALUE OF $10,000 INVESTED
    ------------------------------------
                      Wilshire RE    NAREIT
                       Securities    Equity
            SC-US        Index        Index
20-Dec-96   $10,000     $10,000      $10,000
March       $10,509     $10,616      $10,483
June        $10,997     $11,104      $11,003
September   $12,823     $12,507      $12,304
December    $12,992     $12,489      $12,519
March       $13,046     $12,395      $12,461
June        $12,294     $11,826      $11,889
September   $11,047     $10,412      $10,638
December    $11,441     $10,313      $10,328
March       $11,115     $ 9,955      $ 9,830
June        $12,641     $11,012      $10,822
September   $11,654     $ 9,961      $ 9,951
December    $11,507     $ 9,984      $ 9,851
March       $12,042     $10,264      $10,087
June        $13,536     $11,503      $11,149
September   $14,861     $12,477      $12,001
December    $15,630     $13,053      $12,447
March       $15,016     $12,919      $12,496
June        $16,395     $14,327      $13,872
September   $16,164     $13,669      $13,509
December    $16,730     $14,417      $14,182
March       $17,981     $15,721      $15,353
June        $18,272     $16,303      $16,121
September   $16,526     $14,624      $14,662
December    $16,659     $14,796      $14,723
March       $16,878     $14,944      $14,821
June        $18,837     $16,788      $16,765
September   $20,691     $18,557      $18,361
December    $22,491     $20,279      $20,192

_________ SC-US Real Estate Shares
--------- Wilshire Real Estate Securities Index
.......... NAREIT Equity Index

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

                                                                               7

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F U N D  F A C T S
--------------------------------------------------------------------------------

TOP 10 HOLDINGS
% of Total Net Assets

AvalonBay Communities, Inc.                   5.8%
Archstone-Smith Trust                         5.7%
SL Green Realty Corp.                         5.6%
Federal Realty Investment Trust               5.2%
Mack-Cali Realty Corporation                  5.0%
AMB Property Corporation                      5.0%
Corporate Office Properties Trust             4.8%
The Macerich Company                          4.3%
Simon Property Group, Inc.                    4.0%
Fairmont Hotels & Resorts Inc.                3.9%
                                         --------
Total                                        49.3%

FUND AT A GLANCE

Minimum initial investment               $  1,000/1/
Minimum subsequent investment            $    100
Sales charge (load)                          None
Redemption fee                               None
Symbol                                      SUSIX
Contact                            1-888-SECURITY
Web Site                  www.securitycapital.com

/1/$500 for IRAs and UGMA/UTMA accounts.

                              SECTOR WEIGHTINGS/2/

[CHART APPEARS HERE]

/2/Sector classifications are as defined by Wilshire Associates.

8

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GEOGRAPHIC DIVERSIFICATION

NCREIF/1/ Geographic Regions and Divisions
Percentage of Portfolio Securities/2/

[GRAPHIC APPEARS HERE]

                           Portfolio/2/      NCREIF/1/
------------------------------------------------------
East                               41.8%          29.6%
   Northeast                       26.7%          17.2%
   Mideast                         15.1%          12.4%
West                               30.0%          34.0%
   Pacific                         25.1%          27.5%
   Mountain                         4.9%           6.5%
South                              15.6%          21.9%
   Southeast                        8.3%          12.1%
   Southwest                        7.3%           9.8%
Midwest                             8.4%          14.5%
   East North Central               6.1%          11.3%
   West North Central               2.3%           3.2%
Non-U.S./3/                         4.2%           0.0%

/1/ The National Council of Real Estate Investment Fiduciaries (NCREIF) is an association of institutional real estate professionals and maintains a detailed historical database of real estate performance statistics collected from member institutions.
/2/ Calculations are based on actual portfolio holdings as of the date of this report and reflect the geographic distribution of each company's underlying owned real estate portfolio as reported by the company or, where disclosure is incomplete, as calculated by SC-R&M using the gross book value of individual assets or portfolio components as reported by SNL Financial LC.
/3/ Foreign holdings represent non-U.S. assets of U.S.-based companies, except Fairmont Hotels & Resorts Inc., which is Canadian based and NYSE listed.

                                                                               9

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SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-DECEMBER 31, 2003
--------------------------------------------------------------------------------

 Shares                                                  Market Value
---------------------------------------------------------------------
          COMMON STOCKS - 98.0%
          MULTIFAMILY - 30.1%
362,273   AvalonBay Communities, Inc.                   $  17,316,649
611,500   Archstone-Smith Trust                            17,109,770
181,150   Essex Property Trust, Inc.                       11,633,453
391,300   Equity Residential Properties, Inc.              11,547,263
468,500   United Dominion Realty Trust, Inc.                8,995,200
196,500   Camden Property Trust                             8,704,950
305,800   Post Properties, Inc.                             8,537,936
171,750   Apartment Investment and Management Company       5,925,375
                                                        -------------
                                                           89,770,596
          OFFICE - 27.0%
403,600   SL Green Realty Corporation                      16,567,780
355,800   Mack-Cali Realty Corporation                     14,808,396
682,560   Corporate Office Properties Trust                14,333,760
761,200   Trizec Properties, Inc.                          11,722,480
476,800   Reckson Associates Realty Corp.                  11,586,240
377,700   Arden Realty, Inc.                               11,459,418
                                                        -------------
                                                           80,478,074
          REGIONAL MALLS - 13.9%
285,500   The Macerich Company                             12,704,750
256,500   Simon Property Group, Inc.                       11,886,210
192,000   The Rouse Company                                 9,024,000
389,600   Taubman Centers, Inc.                             8,025,760
                                                        -------------
                                                           41,640,720
          HOTELS - 10.0%
433,600   Fairmont Hotels & Resorts Inc.                   11,767,904
532,500   Hilton Hotels Corporation                         9,121,725
250,100   Starwood Hotels & Resorts Worldwide, Inc.         8,996,097
                                                        -------------
                                                           29,885,726
          STORAGE - 6.8%
268,500   Public Storage, Inc.                             11,650,215
231,300   Shurgard Storage Centers, Inc.                    8,708,445
                                                        -------------
                                                           20,358,660

10                    See notes to the financial statements.

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SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

Shares/Principal
     Amount                                                        Market Value
--------------------------------------------------------------------------------
                   SHOPPING CENTERS - 5.2%
         404,100   Federal Realty Investment Trust                $   15,513,399
                   INDUSTRIAL - 5.0%
         449,800   AMB Property Corporation                           14,789,424
                                                                  --------------
                   Total common stocks
                   (cost $240,985,954)                               292,436,599
                   SHORT-TERM INVESTMENTS - 1.6%
$      4,765,241   Agreement with State Street Bank and Trust
                   Company, 0.25%, dated 12/31/2003, to be
                   repurchased at $4,765,307, on 01/02/2004,
                   collateralized by $3,235,000 U.S. Treasury
                   Bond, 13.25% maturing on 5/15/2014 (market
                   value of collateral $4,864,631)                     4,765,241
                                                                  --------------
                   Total short-term investments
                   (cost $4,765,241)                                   4,765,241
                                                                  --------------
                   Total investments - 99.6%
                   (cost $245,751,195)                               297,201,840
                   Other assets in excess of liabilities - 0.4%        1,155,976
                                                                  --------------
                   Net assets - 100.0%                            $  298,357,816
                                                                  --------------

                     See notes to the financial statements.                   11

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2003
--------------------------------------------------------------------------------
ASSETS:
   Investments, at market value (cost $245,751,195)               $  297,201,840
   Receivable for fund shares sold                                     1,894,443
   Dividends and interest receivable                                   2,438,308
   Other assets                                                            5,481
                                                                  --------------
   Total assets                                                      301,540,072
                                                                  --------------
LIABILITIES:
   Payable for investment securities purchased                           931,973
   Payable for fund shares redeemed                                    1,837,682
   Payable to investment adviser                                         189,929
   Payable to distributor                                                 62,814
   Payable to directors                                                    5,726
   Accrued expenses and other liabilities                                154,132
                                                                  --------------
   Total liabilities                                                   3,182,256
                                                                  --------------
      Net assets                                                  $  298,357,816
                                                                  --------------
NET ASSETS CONSIST OF:
   Capital stock                                                  $  238,913,885
   Accumulated undistributed net realized gain on investments          7,993,286
   Net unrealized appreciation on investments                         51,450,645
                                                                  --------------
      Net assets                                                  $  298,357,816
                                                                  --------------
   Shares outstanding (50,000,000 shares of $0.01 par value
    authorized)                                                       20,633,128
   Net asset value and redemption price per share                 $        14.46
                                                                  --------------

12                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend income                                                $    9,201,305
   Interest income                                                        15,823
                                                                  --------------
   Total investment income                                             9,217,128
                                                                  --------------
EXPENSES:
   Investment advisory fee                                             1,468,106
   Distribution expense                                                  611,711
   Transfer agent and shareholder service                                324,881
   Administration fees                                                   203,042
   Custody and accounting fees and expenses                               89,284
   Shareholders reports and notices                                       52,824
   Professional fees                                                      49,881
   Directors' fees and expenses                                           34,916
   Federal and state registration                                         28,501
   Insurance expense                                                      18,099
   Other                                                                   5,486
                                                                  --------------
   Net expenses                                                        2,886,731
                                                                  --------------
      Net investment income                                            6,330,397
                                                                  --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                   17,371,769
   Change in unrealized appreciation on investments                   51,396,450
                                                                  --------------
   Net realized and unrealized gain on investments                    68,768,219
                                                                  --------------
      Net increase in net assets resulting from operations        $   75,098,616
                                                                  --------------

                     See notes to the financial statements.                   13

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                Year ended        Year ended
                                               Dec. 31, 2003     Dec. 31, 2002
------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                      $     6,330,397   $    6,903,156
   Net realized gain on investments                17,371,769        4,749,623
   Change in unrealized appreciation
    (depreciation) on investments                  51,396,450      (14,720,985)
                                              --------------------------------
   Net increase (decrease) in net assets
    resulting from operations                      75,098,616       (3,068,206)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                      168,267,244      186,746,989
   Shares issued to holders in reinvestment
    of dividends                                   10,986,658       12,298,014
   Cost of shares redeemed                       (148,055,805)    (136,435,454)
                                              --------------------------------
   Net increase in net assets from capital
    share transactions                             31,198,097       62,609,549
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      (6,330,397)      (6,903,591)
   From net realized gains                         (6,818,135)      (6,597,376)
   Return of capital                                       --       (1,466,092)
                                              --------------------------------
   Total distributions                            (13,148,532)     (14,967,059)
      Total increase in net assets                 93,148,181       44,574,284
NET ASSETS:
   Beginning of year                              205,209,635      160,635,351
                                              --------------------------------
   End of year                                $   298,357,816   $  205,209,635
                                              ================================

14                   See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year ended December 31,
                                                 2003           2002           2001           2000           1999
                                             ------------------------------------------------------------------------
For a share outstanding for each year: /1/
Net Asset Value, beginning of year           $      11.27   $      12.16   $      12.14   $       9.37   $       9.82
                                             ------------------------------------------------------------------------
Income from investment operations:
   Net investment income                             0.33           0.40           0.57           0.44           0.45
   Net realized and unrealized gain (loss)
   on investments                                    3.53          (0.43)          0.26           2.86          (0.39)
                                             ------------------------------------------------------------------------
   Total from investment operations                  3.86          (0.03)          0.83           3.30           0.06
                                             ------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income             (0.33)         (0.40)         (0.57)         (0.44)         (0.45)
   Dividends from net realized gains                (0.34)         (0.37)         (0.24)            --             --
   Return of capital                                   --          (0.09)            --          (0.09)         (0.06)
                                             ------------------------------------------------------------------------
   Total distributions                              (0.67)         (0.86)         (0.81)         (0.53)         (0.51)
                                             ------------------------------------------------------------------------
Net Asset Value, end of year                 $      14.46   $      11.27   $      12.16   $      12.14   $       9.37
                                             ------------------------------------------------------------------------
Total return                                        35.01%         (0.43)%         7.04%         35.83%          0.58%
Supplemental data and ratios:
   Net assets, end of period ($000)          $    298,358   $    205,210   $    160,635   $    117,864   $     50,949
   Ratio of expenses to average
   net assets /2/                                    1.18%          1.21%          1.24%          1.35%          1.20%
   Ratio of net investment income to
   average net assets /2/                            2.59%          3.41%          4.96%          5.02%          4.18%
   Portfolio turnover rate                          67.24%         75.37%         91.20%         91.14%         49.66%

/1/ Effective February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class known as Security Capital U.S. Real Estate Shares. The information in this table reflects financial results for the former Class I shares, with the exception of net assets, which are for both Classes.
/2/ Without voluntary expense reimbursements of $12,239 and $256,747 for the years ended December 31, 2000 and 1999, respectively, the ratio of expenses to average net assets would have been 1.36% and 1.62%, respectively, and the ratio of net investment income to average net assets would have been 5.01% and 3.76%, respectively. For the years ended December 31, 2003, 2002 and 2001, there was no voluntary expense reimbursement.

                     See notes to the financial statements.                   15

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on December 20, 1996.

     The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Any securities for which market quotations are not readily available are valued in good faith in a manner that best reflects their fair value. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

--------------------------------------------------------------------------------

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     The tax character of distributions paid to shareholders during the years ended December 31, 2003 and 2002 were as follows:

                                            2003             2002
                                       ------------------------------
Distributions paid from:
   Ordinary income                     $   7,999,481    $   6,903,591
   Long-term 15%/20% capital gain          3,993,507        6,150,081
   Long-term 25% capital gain              1,155,544          447,295
   Return of capital                              --        1,466,092
                                       ------------------------------
   Total                               $  13,148,532    $  14,967,059
                                       ------------------------------

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income          $          --
Accumulated long-term capital gain         8,919,252
Unrealized appreciation                   50,524,679
                                       -------------
Total                                  $  59,443,931
                                       -------------

     The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains are recorded by the Fund as a realized gain on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of by the Fund may be delayed.

     e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

--------------------------------------------------------------------------------

2.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

Year Ended December 31, 2003:
----------------------------------------------------------------
                                      Amount           Shares
                                  ------------------------------
   Shares sold                    $ 168,267,244       13,511,841
   Shares issued to holders in
    reinvestment of dividends        10,986,658          835,993
   Shares redeemed                 (148,055,805)     (11,918,378)
                                  ------------------------------
   Net increase                   $  31,198,097        2,429,456
                                  ------------------------------
Year Ended December 31, 2002:
----------------------------------------------------------------
                                      Amount           Shares
                                  ------------------------------
   Shares sold                    $ 186,746,989       15,226,612
   Shares issued to holders in
    reinvestment of dividends        12,298,014        1,045,561
   Shares redeemed                 (136,435,454)     (11,277,227)
                                  ------------------------------
   Net increase                   $  62,609,549        4,994,946
                                  ------------------------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the year ended December, 2003, were $183,484,662 and $160,733,242, respectively.

     As of December 31, 2003, gross unrealized appreciation and (depreciation) of investments for tax purposes were as follows:

Appreciation                      $  51,149,302
(Depreciation)                         (624,623)
                                  -------------
Net appreciation on investments   $  50,524,679
                                  -------------

     As of December 31, 2003, the cost of investments for federal income tax purposes was $246,677,161.

--------------------------------------------------------------------------------

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M was formerly an indirect, wholly owned subsidiary of GECIA Holdings, Inc. ("GECIA"), which is a wholly owned subsidiary of General Electric Capital Services, Inc. On September 16, 2003, GECIA and Banc One Investment Advisors Corporation ("BOIA") entered into an agreement for BOIA to acquire SC-R&M. The transaction was completed on November 24, 2003 and SC-R&M is now a wholly owned subsidiary of BOIA. As a wholly owned subsidiary of BOIA, SC-R&M continues to operate as a distinct investment team. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). On July 18, 2003, SC-R&M Capital Markets Incorporated (the "Distributor"), a registered broker-dealer and member of National Association of Securities Dealers, Inc. (NASD), replaced Macquarie Capital Partners LLC ("MCP") as the distributor for the Fund. The Distributor is a wholly owned subsidiary of SC-R&M.

     Under the Distribution Plan, the Fund pays to the Distributor, in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

--------------------------------------------------------------------------------

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties with respect to these services such amount as it may determine. For the year ended December 31, 2003, the Fund has incurred expenses totaling $611,711 as required by the adopted Distribution Plan, including $313,123 to the Distributor and $298,588 to MCP.

6.   SUBSEQUENT EVENT

     On January 14, 2004, Bank One Corporation, the indirect owner of BOIA, and J.P. Morgan Chase & Co. announced that they have agreed to merge. SC-R&M, the investment advisor to SC-REMFs, is a wholly owned subsidiary of BOIA. The merged company will be known as J.P. Morgan Chase & Co. The merger is subject to the approval of the shareholders of both institutions and U.S. Federal, State and foreign regulatory authorities. Completion of the merger is expected to occur in mid-2004.

7.   SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     On January 16, 2004, the Fund held a special meeting of its shareholders for the purpose of approving a new Investment Advisory Agreement (the "Agreement"). This meeting was prompted by the acquisition of SC-R&M by BOIA, a wholly owned subsidiary of Bank One Corporation. This Agreement was approved by the shareholders.

     The results of the voting for the special meeting were 16,908,895 shares, representing 83.2% of total shares, voted in favor; 460,253 shares, representing 2.3% of total shares, voted against; 200,518 shares, representing 1.0% of total shares, abstained from voting and 2,749,935 shares, representing 13.5% of total shares, withheld their votes.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To The Board of Directors
Security Capital U.S. Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended December 31, 2001 were audited by other auditors whose report, dated January 29, 2002, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares as of December 31, 2003, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Chicago, Illinois
February 13, 2004

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                       Number of
                                              Term of                                Portfolios in
                            Position(s)      Office and                               Fund Complex        Other
      Name, Address             Held         Length of     Principal Occupation(s)    Overseen by     Directorships
         and Age           with the Fund    Time Served      During Past 5 Years        Director     Held by Director
----------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr./1/   Chairman of the  Term:          Managing Director and           One       Director of
11 S. LaSalle Street      Board of         Indefinite/2/  President of SC-R&M since                 Security Capital
Second Floor              Directors,                      January 1995.                             Preferred Growth
Chicago, Illinois         Managing                                                                  Incorporated and
60603                     Director and     Time Served:   Member of the Investment                  Bulgarian American
3/22/1952                 President        7 years        Committee of Security                     Enterprise Fund.
                                                          Capital from March 1994
                                                          to June 1996.

                                                          Managing Director of
                                                          LaSalle Partners Limited
                                                          from March 1980 to March
                                                          1994.

Robert H. Abrams          Director         Term:          Senior Lecturer Dept. of        One       Director of Cayuga
11 S. LaSalle Street                       Indefinite/2/  City and Regional                         Medical Center.
Second Floor                                              Planning, College of
Chicago, Illinois                          Time Served:   Architecture, Art &
60603                                      7 years        Planning at Cornell
5/26/1932                                                 University since 1992.

                                                          Founding Director of the
                                                          Program in Real Estate at
                                                          Cornell University in
                                                          1995.

Stephen F. Kasbeer        Director         Term:          Private Investor.               One       Director of
11 S. LaSalle Street                       Indefinite/2/  Treasurer, Senior Vice                    Commonfund
Second Floor                                              President and Chief                       Endowment Realty
Chicago, Illinois                          Time Served:   Investment Officer of                     Investors II, Inc.
60603                                      7 years        Loyola University Chicago                 and Coronado
2/28/1925                                                 from 1981 to 1994.                        Hospital
                                                          President of Loyola                       Foundation.
                                                          Management Co. from 1989
                                                          to 1994.

George F. Keane           Director         Term:          Chairman of the Board of        One       Director of the
11 S. LaSalle Street                       Indefinite/2/  Trigen Energy Corporation                 Bramwell Funds,
Second Floor                                              from 1994 to March 2000.                  Longview Oil and
Chicago, Illinois                          Time Served:                                             Gas Group, Nicholas
60603                                      7 years        Founding Chief Executive                  Applegate Mutual
10/7/1929                                                 of the Endowment Realty                   Funds, Universal
                                                          Investors in 1998 and The                 Bond Fund and
                                                          Common Fund in 1971.                      Universal
                                                                                                    Stainless Alloy
                                                                                                    Products.

Kenneth D. Statz          Managing         Time Served:   Managing Director of             Not        Not Applicable
11 S. LaSalle Street      Director         7 years        SC-R&M since November        Applicable
Second Floor                                              1997, Senior Vice
Chicago, Illinois                                         President July 1996 to
60603                                                     November 1997 and Vice
10/17/1958                                                President from March 1995
                                                          to July 1996.

                                                          Vice President and Senior
                                                          Analyst in the Investment
                                                          Research department of
                                                          Goldman Sachs & Co., from
                                                          February 1992 to January
                                                          1995.

/1/  "Interested person" as defined in the 1940 Act.
/2/  Directors serve an indefinite term until his successor is elected.

--------------------------------------------------------------------------------

                                                                                       Number of
                                              Term of                                Portfolios in
                            Position(s)      Office and                               Fund Complex        Other
      Name, Address             Held         Length of     Principal Occupation(s)    Overseen by     Directorships
         and Age           with the Fund    Time Served      During Past 5 Years        Director     Held by Director
----------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell           Senior Vice      Time Served:   Senior Vice President of         Not        Not Applicable
11 S. LaSalle Street      President        6 years        SC- R&M since November       Applicable
Second Floor                                              1997 and Vice President
Chicago, Illinois                                         from July 1996 to
60603                                                     November 1997.
12/27/1955
                                                          Equity Vice President and
                                                          Portfolio Manager of
                                                          LaSalle Partners Limited
                                                          from January 1987 to
                                                          January 1996.

Alexander K. Daggett      Vice President   Time Served:   Vice President of SC-R&M         Not        Not Applicable
11 S. LaSalle Street      - Client         6 years        since March 1998.            Applicable
Second Floor              Services
Chicago, Illinois                                         National Sales Manager
60603                                                     for Marshall Funds from
11/18/1949                                                January 1997 to December
                                                          1997.

Michael J. Heller         Controller,      Time Served:   Controller of SC-R&M             Not        Not Applicable
11 S. LaSalle Street      Treasurer and    6 years        since December 2002 and      Applicable
Second Floor              Assistant                       Assistant Controller from
Chicago, Illinois         Secretary                       October 1997 to December
60603                                                     2002.
1/14/1970
                                                          Member of the audit team
                                                          at McGladrey & Pullen,
                                                          LLP from August 1992 to
                                                          October 1997.

Scott E. Richter          Secretary        Time Served:   Senior Associate General         Not        Not Applicable
11 S. LaSalle Street                       1 year         Counsel and National         Applicable
Second Floor                                              Practice Group Manager
Chicago, Illinois                                         for Bank One IMG/PCS
60603                                                     since February 2003.
7/4/1956
                                                          Deputy General Counsel of
                                                          the INVESCO Institutional
                                                          Division from November
                                                          1998 to January 2003.

Amanda M. Traynor         Assistant        Time Served:   Assistant Controller at          Not        Not Applicable
11 S. LaSalle Street      Treasurer        1 year         SC-R&M since August 2002.    Applicable
Second Floor
Chicago, Illinois                                         Member of the audit team
60603                                                     at Ernst Young LLP from
4/24/1976                                                 September 1998 to August
                                                          2002.

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT TEAM                 INVESTMENT ADVISER

Anthony R. Manno Jr.                       Security Capital Research &
Director, Chairman and President           Management Incorporated
                                           11 South LaSalle Street, Second Floor
Kenneth D. Statz                           Chicago, Illinois 60603
Managing Director                          1-888-SECURITY

Kevin W. Bedell
Senior Vice President                      TRANSFER AGENT

Anne Darnley                               Boston Financial Data Services, Inc.
Vice President                             P.O. Box 8121
David A. Kleinerman                        Boston, Massachusetts 02266-8121
Vice President                             1-800-409-4189

Matthew D. Hansen                          INDEPENDENT AUDITORS
Securities Trader

Jon Y. Cheigh                              KPMG LLP
Associate                                  303 East Wacker Drive
                                           Chicago, Illinois 60601
James D. Hardman
Associate                                  LEGAL COUNSEL

David T. Cheng                             Mayer, Brown, Rowe & Maw
Analyst                                    1675 Broadway
                                           New York, New York 10019
Rebecca L. Javid
Analyst

                           [LOGO OF SECURITY CAPITAL]

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com
SC-US_ANNUAL2003

Item 2. Code of Ethics.

As of December 31, 2003, Security Capital Real Estate Mutual Funds Incorporated (the "Fund"), has adopted a code of ethics ("Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. See Exhibit 10(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Fund has determined that Mr. Robert H. Abrams, Mr. George F. Keane, and Mr. Stephen F. Kasbeer are Audit Committee Financial Experts. Messrs. Abrams, Keane, and Kasbeer are not "interested persons" of the Fund and will not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

       For the fiscal year ended December31, 2003, KPMG billed the Fund aggregate fees of $16,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders. As of December 31, 2003, the Fund consisted of one portfolio, Security Capital U.S. Real Estate Shares.

       For the fiscal year ended December31, 2002, KPMG billed the Fund aggregate fees of $30,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders. As of December 31, 2002, the Fund consisted of two portfolios, Security Capital U.S. Real Estate Shares and Security Capital European Real Estate Shares.

(b)    Audit-Related Fees

       For the fiscal year ended December 31, 2003, KPMG did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

       For the fiscal year ended December 31, 2002, KPMG did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c)    Tax Fees

       For the fiscal year ended December 31, 2003, KPMG billed the Fund aggregate fees of $6,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of these services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

       For the fiscal year ended December 31, 2002, KPMG billed the Fund aggregate fees of $6,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of these services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d)    All Other Fees

       For the fiscal year ended December 31, 2003, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

       For the fiscal year ended December 31, 2002, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

(e)(1) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services, including tax services, to be provided to the Fund by the Fund's independent accountant; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided in the Securities Exchange Act of 1934, as amended. The Committee will also pre-approve any engagement of the external auditor to provide any non-audit services to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund; provided, however, that the pre-approval requirement with respect to non-auditing services provided to these entities may be waived consistent with the exceptions provided in the Securities Exchange Act of 1934, as amended. All of the audit and tax services described above for which KPMG billed the Fund fees for the fiscal years ended December 31, 2003 and December 31, 2002 were pre-approved by the audit Committee.

       For the fiscal years ended December 31, 2003 and December 31, 2002, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided by KPMG to the Fund or the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund.

(f)    Not applicable.

(g) For the fiscal year ended December 31, 2003, KPMG did not bill any fees for non-audit services rendered to the Fund, or rendered to Security Capital Research & Management Incorporated (the "Adviser"), or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund.

       For the fiscal year ended December 31, 2002, KPMG did not bill any fees for non-audit services rendered to the Fund. During the same period, the aggregate non-audit fees billed by KPMG for services rendered to the Adviser, was $12,000. There were no fees billed for non-audit services rendered to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund. The non-audit services provided to the Adviser included the examination of two separate account composites to ensure compliance with the requirements of the Association for Investment Research and Management Performance Presentation Standards (AIMR-PPS standards).

(h) The Fund's Audit Committee has determined that the provision of non-audit services by KPMG to the Adviser is compatible with maintaining KPMG's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Anthony R. Manno Jr., the registrant's President, and Michael J. Heller, the registrant's Treasurer and Controller, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their review, Mr. Manno and Mr. Heller determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(1) Attached hereto: Exhibit 99.406.

(a)(2) Attached hereto:

       Exhibit 99.30a-2(a)CERT: Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940

(b)    Attached hereto:

       Exhibit 99.30a-2(b)CERT: Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

By: /s/ Anthony R. Manno Jr.                    By: /s/ Michael J. Heller
    ------------------------                        ---------------------
        Anthony R. Manno Jr.                            Michael J. Heller
        President                                       Treasurer and Controller

Date: March 11, 2004                            Date: March 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Security Capital Real Estate Mutual Funds Incorporated and in the capacities and on the dates indicated:

By: /s/ Anthony R. Manno Jr.                    By: /s/ Michael J. Heller
    ------------------------                        ---------------------
        Anthony R. Manno Jr.                            Michael J. Heller
        President                                       Treasurer and Controller

Date: March 11, 2004                            Date: March 11, 2004